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                                                                  EXHIBIT 10.134







                                PLEDGE AMENDMENT

         This Pledge Amendment, dated March 19, 1999, is delivered pursuant to
Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated as of October 30, 1998, between Ramsay Youth Services, Inc., f/k/a Ramsay Health Care, Inc., as Pledgor, and Fleet Capital Corporation, as Secured Party (the "Pledge Agreement"; capitalized terms defined therein being used herein as defined therein) and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.



                                      RAMSAY YOUTH SERVICES, INC.


                                      By:
                                         ------------------------------------
                                         Jorge Rico
                                         Vice President











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                                       Stock
                      Class of       Certificate                      Number
     Stock Issuer       Stock          Numbers        Par Value      of Shares
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Ramsay Youth
Services
Puerto Rico, Inc.       common             1             $1.00           100
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